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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 9, 2003


                              QUANTA SERVICES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        1-13831                                           74-2851603
 (Commission File No.)                        (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)



                                 (713) 629-7600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On October 9, 2003, Quanta issued a press release announcing, among other matters, the offering of $175 million of convertible subordinated debentures. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      The following exhibits are filed as part of this Current Report on Form 8-K:

         Exhibit No.              Exhibit
         -----------              -------

         99.1                     Press Release of Quanta Services Inc. dated
                                  October 9, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 9, 2003
                                               QUANTA SERVICES, INC.


                                               By: /s/ DANA A. GORDON
                                                   ------------------
                                                   Name:  Dana A. Gordon
                                                   Title: Vice President -
                                                          General Counsel

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                                  EXHIBIT INDEX


         Exhibit No.              Exhibit
         -----------              -------

         99.1                     Press Release of Quanta Services Inc. dated
                                  October 9, 2003